                                                  (RIVERSOURCE INVESTMENTS LOGO)

                    PROSPECTUS SUPPLEMENT -- AUGUST 14, 2008*

RIVERSOURCE GLOBAL TECHNOLOGY FUND -- (12/28/07)                     S-6395-99 M

The following change was effective July 1, 2008:

RIVERSOURCE GLOBAL TECHNOLOGY FUND will measure its performance against the following Lipper index for purposes of determining the performance incentive adjustment:

EXISTING INDEX                                                  INDEX EFFECTIVE JULY 1, 2008
Lipper Science and Technology Funds Index                       Lipper Global Science and Technology Funds Index(a)


(a) The Lipper Global Science and Technology Funds Index will be used for purposes of determining performance incentive adjustment. The performance will be compared to a 12 month blended index return that reflects the performance of the Lipper Global Science and Technology Funds Index (current index) for the portion of the 12 month performance measurement period beginning with the effective date of the current index and the performance of the Lipper Science and Technology Funds Index (prior index) for the remainder of the measurement period. At the conclusion of the transition period, the performance of the prior index will be eliminated from the performance incentive adjustment calculation, and the calculation will include only the performance of the current index.

The Lipper Science and Technology Funds Index includes the 30 largest science and technology funds tracked by Lipper Inc. The index returns include net reinvested dividends.

The Lipper Global Science and Technology Funds Index includes the 10 largest global science and technology funds tracked by Lipper Inc. The index returns include net reinvested dividends.

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S-6395-3 A (8/08)
* Valid until next update.